UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2009
Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road
Winston-Salem, NC		27105
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (336) 519-8080
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On December 3, 2009, Hanesbrands Inc. (“Hanesbrands”) issued a press release announcing the pricing of its underwritten public offering of $500 million in aggregate principal amount of its 8.00% senior notes due December 15, 2016 at a public offering price of 98.686% of the principal amount. Hanesbrands will pay interest on the notes semiannually in arrears on December 15 and June 15 of each year, beginning on June 15, 2010. The notes will be fully and unconditionally guaranteed on a senior unsecured basis by substantially all of Hanesbrands’ existing domestic subsidiaries and by certain of its future restricted subsidiaries.
     Hanesbrands intends to use the net proceeds from the notes offering together with borrowings from its proposed $1.15 billion new senior secured credit facilities to refinance all or a portion of its outstanding debt under its existing senior secured credit facility and to repay all of its outstanding debt under its senior secured second-lien credit facility, as well as to pay fees and expenses related to these transactions.
     A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.
     Statements in this Current Report on Form 8-K that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including those regarding the proposed offering of securities and the anticipated use of proceeds therefrom. These forward-looking statements are made only as of the date of this report and are based on Hanesbrands’ current intent, beliefs, plans and expectations. They involve risks and uncertainties that could cause actual future results, performance or developments to differ materially from those described in or implied by such forward-looking statements. These risks and uncertainties include the risks identified from time to time in Hanesbrands’ most recent Securities and Exchange Commission reports, including the 2008 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, registration statements, press releases and other communications. Hanesbrands undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, other than as required by law.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
     Exhibit 99.1      Press release dated December 3, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 3, 2009	HANESBRANDS INC.
	By:	/s/ E. Lee Wyatt Jr.
E. Lee Wyatt Jr.
Executive Vice President, Chief Financial Officer

Exhibits
Exhibit 99.1      Press release dated December 3, 2009